UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2011

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK
(Address of principal executive offices)		73134 (Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On November 29, 2011, Gulfport Energy Corporation (the “Company”) entered into an Underwriting Agreement with CD Holding Company, LLC (the “Selling Stockholder”) and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement relates to the public offering of 5,000,000 shares of the Company’s common stock at a public offering price of $29.00 per share, of which 4,000,000 shares were sold by the Company and 1,000,000 shares were sold by the Selling Stockholder. Pursuant to the Underwriting Agreement, the underwriters were granted a 30-day option to purchase a maximum of 600,000 additional shares of the Company’s common stock from Gulfport and a maximum of 150,000 additional shares of Gulfport’s common stock from the Selling Stockholder, in each case at the public offering price (less the underwriting discount) solely to cover over-allotments. On November 30, 2011, the underwriters exercised the over-allotment option in full. The Company intends to use its net proceeds from this offering to repay the current outstanding balance under its secured revolving credit facility, to fund capital expenditures associated with drilling, development and infrastructure, principally in the Utica Shale in Ohio, and for general corporate purposes. The Company will not receive any proceeds from the sale of shares of its common stock by the Selling Stockholder. The offering closed on December 5, 2011.

The offering was made pursuant to the Company’s effective automatic shelf registration statement on Form S-3 (File No. 333-175435), filed with the Securities and Exchange Commission (the “SEC”) on July 11, 2011 (the “Shelf Registration Statement”), and a prospectus, which consists of a base prospectus, filed with the SEC on July 11, 2011, a preliminary prospectus supplement, filed with the SEC on November 29, 2011, and a prospectus supplement, filed with the SEC on November 30, 2011 (collectively, the “Prospectus”).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the contents thereof are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 30, 2011, the Company issued a press release announcing the pricing of the underwritten public offering of shares of its common stock. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

Item 8.01. Other Events.

We are filing a legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., attached as Exhibit 5.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement and into the Prospectus.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

1.1	Underwriting Agreement, dated November 29, 2011, among Gulfport Energy Corporation, CD Holding Company, LLC and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

5.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

23.1	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 5.1).

99.1	Press release, dated November 30, 2011, entitled “Gulfport Energy Corporation Announces Pricing of Public Offering of Common Stock.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: December 5, 2011	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Financial Officer

Exhibit Index

Number	Exhibit

1.1	Underwriting Agreement, dated November 29, 2011, among Gulfport Energy Corporation, CD Holding Company, LLC and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

5.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

23.1	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 5.1).

99.1	Press release, dated November 30, 2011, entitled “Gulfport Energy Corporation Announces Pricing of Public Offering of Common Stock.”